SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


        Date of Report:(Date of earliest event reported)September 7, 2001

                      INTERNATIONAL COSMETICS MARKETING CO.
             (Exact name of registrant as specified in its charter)

  FLORIDA                             0-27833                  65-0598868
----------------                    ---------                ---------------
(State or other                     (Commission               (IRS Employer
jurisdiction of                     File Number)              Identification
incorporation)                                                   Number)


      6501 NW Park of Commerce Blvd., Suite 205, Boca Raton, Florida 33487
      --------------------------------------------------------------------
                   (Address of executive offices and Zip Code)

        Registrant's telephone number,including area code: (561) 999-8878


          (Former name or former address, if changed since last report)

ITEM 5.  Other Events.

         On September 7, 2001, International Cosmetics Marketing Co., d/b/a Beverly Sassoon & Co. (the "Company"), entered into a Stock Purchase Agreement pursuant to which the Company sold an aggregate of 1,000,000 shares of its Common Stock, par value $.001 per share (the "Shares") and Common Stock Purchase Warrants to purchase 750,000 shares of its Common Stock, par value $.001 per share (the "Warrant") for an aggregate purchase price of $1,500,000 in a private transaction exempt from registration under the Securities Act of 1933, as amended (the "Act"), in reliance on Section 4(2) of said Act. The purchaser was an accredited investor. The five year Warrants are exercisable at $2.125 per share. Noble International Investments, Inc. and Stanford Group Company acted as placement agents in the transaction, and we paid compensation of an aggregate of $195,000 in cash and five year Placement Agent Warrants exercisable into an aggregate of 175,000 shares of our Common Stock, par value $.001 per share of which 100,000 Warrants are exercisable at $1.50 per share and 75,000 Warrants are exercisable at $2.125 per share. The Warrants and Placement Agent Warrants contain certain registration rights (described below).

         Contemporaneously with the closing of the Stock Purchase Agreement, the Purchaser also purchased 250,000 Options in the Company from a non-affiliate Option holder. The Company did not receive any proceeds from the sale of these Options by the selling Option holder. The Options are exercisable at $.001 per share until August 19, 2019.

         The Stock Purchase Agreement contains certain anti-dilution provisions if the Company should issue Common Stock or instruments convertible or exercisable into Common Stock at a purchase price or an exercise price per share less than the Exercise Price (as adjusted).

         The Company has agreed to file a registration statement with the Securities and Exchange Commission to permit the public resale of the Shares, including the shares issuable upon the exercise of the Warrants, the Placement Agent Warrants and the Options, within 90 days from the closing date of the transaction. The Company has also granted the purchaser certain demand and piggy-back registration rights. The Company has agreed to use its best efforts to have the registration statement declared effective and remain effective until all registrable securities covered by such registration statement have been sold pursuant to such registration statement. In the event that the registration statement filed by the Company pursuant to a demand of the purchaser fails to remain effective until all registrable securities have been sold pursuant to such registration statement, then the exercise price of the Warrants will automatically be reduced by fifty (50%) percent.

         The description of the above stock purchase agreement and registration rights agreement are in summary form and are subject to the terms and conditions of the definitive agreements. The definitive stock purchase agreement and registration rights agreement are included as Exhibits to this Form 8-K.

ITEM 7.  Financial Statements and Exhibits
(3)      Exhibits

Exhibit No.       Description
-----------       -----------
4.1               Form of Common Stock Purchase Warrant
10.1              Stock Purchase Agreement by and between International
                  Cosmetics Marketing Co. and Stanford Venture Capital Holdings,
                  Inc.
10.2              Registration Rights Agreement by and between International
                  Cosmetics Marketing Co. and the persons named on Schedule 1 attached thereto

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             INTERNATIONAL COSMETICS MARKETING CO.


                             /s/ Sam A. Lazar
                             -----------------------
                             Sam A. Lazar, President



Dated: October 5, 2001